Exhibit 4.1

Exhibit 4.1
DGI 2805 DIGITALGLOBE
COMMON STOCK incorporated under the laws of the state of delaware SEE REVERSE FOR certain DEFINITIONS AND INFORMATION CONCERNING CERT CUSIP 25389m 10 9
THIS CERTIFIES THAT SPECIMEN
IS The owner of FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF
DigitalGlobe, Inc.
transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned.
A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation and upon holders thereof as established by the Certificate of Incorporation or by any Certificate of Designation of Preferences, and the number of shares constituting each series and the designations thereof, may
IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers, and its facsimile seal to be be hereunto affixed.
Dated
SECRETARY CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM —as tenant in common UNIF GIFT MIN ACT- (Cust) Custodian (Minor) UNIF TRAN MIN ACT- (Cust) Custodian (Minor)
TEN ENT —as tenants by the entireties
JT TEN -as joint tenants with right of survivorship and not as tenants in common under Uniform Gifts to Minors under Uniform Gifts to Minors
Act (State) Act (State)
Additional abbreviations may also be used though not in the above list.
For value received, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.